Exhibit 10.4
EXECUTION COPY
AMENDMENT #3 TO AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT,
AMENDMENT #1 TO AMENDED AND RESTATED RECEIVABLES SALE
AGREEMENT and RESTATEMENT OF AMENDED FEE LETTERS
     THIS AMENDMENT #3 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, AMENDMENT #1 TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT and RESTATEMENT OF AMENDED FEE LETTERS (this “Amendment”) is entered into by the undersigned parties as of August 4, 2010 with respect to
     (1) the Amended and Restated Credit and Security Agreement dated as of November 7, 2007 by and among Boston Scientific Funding LLC, a Delaware limited liability company (“Borrower”), Boston Scientific Corporation (“BSC”), a Delaware corporation, as initial Servicer, Old Line Funding, LLC, a Delaware limited liability company (“Old Line”), Victory Receivables Corporation, a Delaware corporation (“Victory”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Liquidity Bank for Victory and as Victory Agent and Royal Bank of Canada, a Canadian chartered bank acting through a New York branch, in its capacity as Liquidity Bank for Old Line, as Old Line Agent and as Administrative Agent, as heretofore amended (the “Credit and Security Agreement”); and
     (2) the Receivables Sale Agreement described in the Credit and Security Agreement, as heretofore amended (the “Receivables Sale Agreement”); and
     (3) each of the Amended Fee Letters described in the Credit and Security Agreement, as restated pursuant hereto (the “Fee Letters”).
     Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Credit and Security Agreement.
RECITALS
     WHEREAS, the Borrower, the initial Servicer, Victory, Old Line, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Royal Bank of Canada, individually, as a Liquidity Bank and as Administrative Agent entered into the Credit and Security Agreement;
     WHEREAS, the Borrower, as buyer, and BSC, as seller, have entered into the Receivables Sale Agreement; and
     WHEREAS, the Borrower has requested that the Credit and Security Agreement and the Receivables Sale Agreement be amended as hereinafter set forth; and
     WHEREAS, as a condition to agreeing to the requested amendments to the Credit and Security Agreement and to the Receivables Sale Agreement, the Agents have requested the restatement of the Fee Letters hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
     1. Amendments to Credit and Security Agreement.
          (a) Clause (i) of Section 6.1(o) of the Credit and Security Agreement is hereby amended to read as follows:
(i) in favor of an Originator in accordance with the Contracts or in connection with an asset purchase or other similar agreement pursuant to which Acquired Receivables are purchased,
          (b) Section 7.1(h) of the Credit and Security Agreement is hereby amended by replacing the period at the end thereof with the following new proviso:
; provided that with respect to Acquired Receivables, such Loan Party may instruct the Obligors thereof to continue to pay Collections to any lockbox or bank account to which Collections for such Acquired Receivables were paid by the Obligors prior to such receivables becoming Acquired Receivables, so long as any and all payments or balances in such lockbox or bank account on any day are automatically transferred within two (2) Business Days to a Lockbox listed on Exhibit IV hereto which is subject to a Collection Account Agreement or a Collection Account listed on Exhibit IV hereto which is subject to a Collection Account Agreement.
          (c) The second sentence of Section 7.1(m) of the Credit and Security Agreement is hereby amended to read as follows:
In the event any payments relating to the Collateral are remitted directly to Borrower or any Affiliate of Borrower or, except in the case of payments relating to Acquired Receivables which are governed by Section 7.1(h) and 8.2(b), are deposited to a lockbox or collection account not listed on Exhibit IV hereto and not covered by a Collection Account Agreement, Borrower will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Borrower will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Administrative Agent and the Lenders.
          (d) Section 8.2(b) of the Credit and Security Agreement is hereby amended by replacing the period at the end of the first sentence thereof with the following new proviso:

; provided that with respect to Acquired Receivables, the Servicer may instruct the Obligors thereof to continue to pay Collections to any bank account to which Collections for such Acquired Receivables were paid by the Obligors prior to such receivables becoming Acquired Receivables, so long as any and all payments or balances in such bank account on any day are automatically transferred within two (2) Business Days to a Lockbox listed on Exhibit IV hereto which is subject to a Collection Account Agreement or a Collection Account listed on Exhibit IV hereto which is subject to a Collection Account Agreement.
          (e) Section 10.1(a)(A) of the Credit and Security Agreement is hereby amended to read as follows:
     (A) the creation of any Lien on the Receivables, or transfer by any Loan Party of any interest in the Collateral, other than as provided in the Transaction Documents;
          (f) The definitions of “Applicable Stress Factor” and “BSX Credit Agreement” in Exhibit I to the Credit and Security Agreement are hereby deleted in their entirety and replaced with the following:
     “Applicable Stress Factor” means 2.25.
     “BSX Credit Agreement” means that certain Credit Agreement dated as of June 23, 2010 in effect on the date hereof among (i) BSX, as the “Borrower” thereunder, (ii) BSC International Holding Limited, as the “Term Loan Borrower” thereunder, (iii) the several lenders party thereto, (iv) JPMorgan Chase Bank, N.A., as “Syndication Agent” thereunder, (v) Bank of America, N.A., as “Administrative Agent” thereunder , (vi) Banc of America Securities LLC and J.P.Morgan Securities Inc., as “Joint Lead Arrangers and Joint Bookrunners” thereunder, (vii) Barclays Capital, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., RBS Securities Inc., and UBS Securities LLC, as “Joint Lead Arrangers” thereunder, and (viii) Barclays Bank PLC, BNP Paribas, Citibank N.A., Deutsche Bank Securities Inc., The Royal Bank of Scotland PLC, and UBS Securities LLC, as “Documentation Agents” thereunder.
          (g) Each of clauses (l), (m) and (p) of the definition of “Eligible Receivable” in Exhibit I to the Credit and Security Agreement is hereby amended to include the originators of Acquired Receivables and these clauses now read as follows:
     (l) which was generated by an Eligible Originator (or, in the case of an Acquired Receivable, a Subsidiary of a Seller under the Receivables Sale Agreement) in the ordinary course of its business,
     (m) which arises solely from the sale of goods or the provision of services to the related Obligor by the applicable Originator (or, in the case of an Acquired Receivable, a Subsidiary of a Seller under the Receivables Sale Agreement), and not by any other Person (in whole or in part),

     (p) as to which the applicable Originator (or, in the case of an Acquired Receivable, a Subsidiary of a Seller under the Receivables Sale Agreement) has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor and no portion of which is in respect of any amount as to which the related Obligor is permitted to withhold payment until the occurrence of a specified event or condition (including “guaranteed” sales or any performance by any other Persons),
          (h) The definition of “Transaction Documents” in Exhibit I to the Credit and Security Agreement is hereby amended to include the agreements pursuant to which Acquired Receivables are purchased and now read as follows:
          “Transaction Documents” means, collectively, this Agreement (including any Assignment and Acceptance Agreements), each Borrowing Request, the Receivables Sale Agreement, each Joinder Agreement, each Collection Account Agreement, the Amended Fee Letters, each of the Subordinated Notes (as defined in the Receivables Sale Agreement), the Liquidity Agreements, each asset purchase or other similar agreement pursuant to which Acquired Receivables are purchased by a Seller (as defined in the Receivables Sale Agreement), and all other instruments, documents and agreements executed and delivered in connection herewith.
          (i) The following new definition is hereby inserted in Exhibit I to the Credit and Security Agreement in the appropriate alphabetical order and the new Exhibit XII referred in that definition is added to the Credit and Security Agreement:
     “Acquired Receivables” means any right to payment arising from the sale to any Domestic Person of medical products, devices or services by a Subsidiary of a Seller (as defined in the Receivables Sale Agreement) listed on Exhibit XII (including, without limitation, the right to payment of any interest or finance charges and other amounts with respect thereto), which right has been acquired by such Seller and as to which acquired right, the Seller has made (or caused to be made) all UCC filings, and has taken (or caused to be taken) all such actions, necessary for such Seller to acquire such right free and clear of any Lien except as created hereby or by the other Transaction Documents .
          (j) The facility provided in the Credit and Security Agreement is hereby extended by amending the following definitions in Exhibit I to the Credit and Security Agreement:
     “Liquidity Termination Date” means, for any Group, August 3, 2011 (unless such date is extended from time to time in the sole discretion of the Liquidity Bank in such Group).
     “Scheduled Termination Date” means, as to each Liquidity Bank, the earlier to occur of August 3, 2011 and the date on which its Liquidity Commitment terminates in accordance with the Liquidity Agreement to which it is a party, in either of the foregoing cases, unless extended by agreement of such Liquidity Bank accordance with Section 1.8.
     2. Amendments to Receivables Sale Agreement.
          (a) Section 2.1(s) of the Receivables Sale Agreement is hereby amended by replacing the first sentence thereof with the following:
Such Seller has instructed all Obligors thereon to pay all Collections (i) directly by mail addressed to a Lockbox listed on Exhibit IV to the Credit and Security Agreement which is subject to a Collection Account Agreement, (ii) by wire transfer or other electronic funds transfer directly to a Collection Account listed on Exhibit IV to the Credit and Security Agreement which is subject to a Collection Account Agreement or (iii) in the case of the Collections of any Acquired Receivables, to any lockbox or bank account to which Collections for such Acquired Receivables were paid by the Obligors prior to such receivables becoming Acquired Receivables, if any and all payments or balances in such lockbox or bank account on any day are automatically transferred within two (2) Business Days to a Lockbox listed on Exhibit IV to the Credit and Security Agreement which is subject to a Collection Account Agreement or a Collection Account listed on Exhibit IV to the Credit and Security Agreement which is subject to a Collection Account Agreement.
          (b) Section 4.1(h) of the Receivables Sale Agreement is hereby amended by replacing the period at the end of the first sentence thereof with the following new proviso:
; provided that with respect to Acquired Receivables, such Seller may instruct the Obligors thereof to continue to pay Collections to any lockbox or bank account to which Collections for such Acquired Receivables were paid by the Obligors prior to such receivables becoming Acquired Receivables, so long as any and all payments or balances in such lockbox or bank account on any day are automatically transferred within two (2) Business Days to a Lockbox listed on Exhibit IV to the Credit and Security Agreement which is subject to a Collection Account Agreement or a Collection Account listed on Exhibit IV to the Credit and Security Agreement which is subject to a Collection Account Agreement.
          (c) Section 6.2(a) of the Receivables Sale Agreement is hereby amended by replacing the first sentence thereof with the following:
Each Seller agrees to direct all Obligors to make payments of such Seller’s Receivables directly to a Collection Account that is the subject of a Collection Account Agreement at a Collection Bank or, in the case of such Seller’s Acquired Receivables, to any lockbox or bank account to which Collections for such Acquired Receivables were paid by the Obligors prior to such receivables becoming Acquired Receivables, so long as any and all payments or balances in such lockbox or bank account on any day are automatically transferred within two (2) Business Days to a Lockbox listed on Exhibit IV to the Credit and Security

Agreement which is subject to a Collection Account Agreement or a Collection Account listed on Exhibit IV to the Credit and Security Agreement which is subject to a Collection Account Agreement.
          (d) The definition of “Receivable” set forth in Annex A to the Receivables Sale Agreement is hereby amended and restated in full to read as follows:
     “Receivable” means (a) any Acquired Receivable and (b) any right to payment arising from the sale to any Domestic Person of medical products, devices or services by a Seller, including, without limitation, the right to payment of any interest or finance charges and other amounts with respect thereto, other than Excluded Receivables. Rights to payment arising from any one transaction, including, without limitation, rights to payment represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the rights to payment arising from any other transaction.
          (e) In each of the following sections of the Receivables Sale Agreement, the phrase “Receivable(s) originated by any Seller” (or phrases of substantially the same content) shall be deemed to be amended hereby to read “Receivables originated, or, in the case of any Acquired Receivable(s), Receivable(s) purchased, by any Seller”: Sections 1.2(d), 1.4(a), 1.4(b), 2.1(o), 2.1(r), 2.1(t), 2.1(v), 4.1(c), 4.1(d), 4.1(f), 4.2(f), 4.3(a), 4.3(b), 4.3(c), 6.2(d), 6.3(a) and 7.1.
     3. Restatement of Amended Fee Letters.
          (a) The “Program Fee” (under and as defined in each of the Amended Fee Letters) is hereby reset at the rate per annum specified in the restated Fee Letters entered into pursuant hereto.
          (b) The “Unused Fee” (under and as defined in each of the Amended Fee Letters) is hereby reset at the rate per annum specified in the restated Fee Letters entered into pursuant hereto.
     4. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agents shall have received:
          (a) counterparts hereof duly executed by each of the parties hereto,
          (b) a copy of the proper financing statement (Form UCC-1) to be filed in the office of the Secretary of State of the State of Delaware naming BSX as buyer and Boston Scientific Neuromodulation Corporation as seller, in each case, describing in reasonable detail the Acquired Receivable acquired by BSX pursuant to the Asset Purchase Agreement dated as of May 1, 2010 (the “BSN APA”) between BSX and Boston Scientific Neuromodulation Corporation (“BSN”);
          (c) a written search report listing all effective UCC financing statements that name Boston Scientific Neuromodulation Corporation as debtor, seller or assignor and that are filed in the State of Delaware, together with copies of such financing statements (none of which, except for those that have been terminated or described in the foregoing subsection (b), shall cover any Receivable or any Related Asset related to any Receivable which is to be sold or contributed by BSX to the Borrower under the Receivables Sale Agreement);
          (d) UCC-3 financing statements amending the collateral descriptions in the UCC-1 financing statements filed by BSX, as debtor, in favor of the Administrative Agent, and Borrower, as debtor, in favor of the Administrative Agent, to reflect the amendments provided herein.
          (e) evidence of the execution and delivery by each of the parties thereto of the BSN APA;
          (f) its restated Fee Letter (reflecting the amendments thereto described in this Amendment), dated as of the date hereof, duly executed by each of the parties thereto, together with the Renewal Fee described therein;
          (g) Victory shall have received counterparts of an amendment to the Victory Liquidity Agreement extending the term thereof to August 3, 2011; and
          (h) Old Line shall have received counterparts of an amendment to the Old Line Liquidity Agreement extending the term thereof to August 3, 2011.
          The signatures of Victory and Old Line on counterparts of this Amendment shall constitute confirmation that conditions (g) and (h), respectively, have been satisfied.
     5. Representations and Warranties. In order to induce the Conduits, the Liquidity Banks, the Agents and the Administrative Agent to execute, deliver and perform this Amendment, the Loan Parties hereby represent and warrant that (i) (1) each of the conditions precedent to the effectiveness of the BSN APA has been satisfied or waived, (2) each party thereto has the corporate power and authority, and has been duly authorized, to execute the BSN APA and to carry out the transactions contemplated thereby and (3) the BSN APA is a legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, subject to appropriate bankruptcy and public policy exceptions, (ii) BSN has instructed (i) the Obligors of the Acquired Receivables sold by BSN under the BSN APA to pay all future Collections to a Lockbox or Collection Account listed on Exhibit IV to the Credit and Security Agreement and (ii) the bank holding the lockbox or account into which Collections on such Acquired Receivables are paid to automatically transfer any such Collections to a Lockbox or Collection Account listed on Exhibit IV to the Credit and Security Agreement and (iii) after giving effect to this Amendment, each of the representations and warranties set forth in Section 6.1 of the Credit and Security Agreement (other than Sections 6.1(b) and 6.1(g) thereof) and in Section 2.1 of the Receivables Sale Agreement (other than Sections 2.1(b) and 2.1(g) thereof) is true and correct in all material respects on and as of the date hereof (except for representations and warranties stated to refer to a specified earlier date, in which case such representations and warranties are true and correct as of such earlier date); provided that the preceding materiality standard shall not apply to those representations and warranties which themselves contain materiality standards.
     6. Scope of Amendment. Except as expressly amended hereby, each of the Credit and Security Agreement, the Receivables Sale Agreement and the Fee Letters remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement, the Receivables Sale Agreement or the Fee Letters, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
     7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     8. Counterparts. This Amendment may be executed in any number of counterparts (including by way of facsimile or electronic transmission) and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.
<Signature pages follow>

EXECUTION COPY
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

BOSTON SCIENTIFIC FUNDING LLC
By:
	Name:	Milan Kofol
	Title:	Treasurer

BOSTON SCIENTIFIC CORPORATION, as Servicer and Seller
By:
	Name:	Milan Kofol
	Title:	Vice President, Treasurer

[Signature page to Amendment No. 3 to Amended and Restated Credit and Security Agreement]]

OLD LINE FUNDING, LLC BY: ROYAL BANK OF CANADA, ITS ATTORNEY-IN-FACT

By:
Name:
Title:

ROYAL BANK OF CANADA, individually as a Liquidity Bank, as Old Line Agent and as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

[Signature page to Amendment No. 3 to Amended and Restated Credit and Security Agreement]]

VICTORY RECEIVABLES CORPORATION
By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank
By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Victory Agent

By:
Name:
Title:

[Signature page to Amendment No. 3 to Amended and Restated Credit and Security Agreement]]

EXHIBIT XII
SUBSIDIARIES/SELLERS OF ACQUIRED RECEIVABLES
Boston Scientific Neuromodulation Corporation